SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]


--------------------------------------------------------------------------------
BOND/DOMESTIC
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Scudder Corporate
Bond Fund
Fund #308










Semiannual Report
July 31, 2000



For investors seeking a high level of current income through investment primarily in investment-grade corporate debt securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

 4        Letter from the Fund's President

 6        Performance Update

 8        Portfolio Summary

 9        Portfolio Management Discussion

13        Investment Portfolio

17        Financial Statements

20        Financial Highlights

21        Notes to Financial Statements

26        Shareholder Meeting Results

27        Officers and Trustees

28        Investment Products and Services

30        Account Management Resources

Scudder Corporate Bond Fund

--------------------------------------------------------------------------------
ticker symbol SCCBX                                              fund number 308
--------------------------------------------------------------------------------

Date of Inception:  o    Corporate bond funds provided positive absolute returns
8/31/98                  during the six months ended July 31, 2000, but the
                         combination of rising short-term interest rates,
Total Net Assets as      disruptions in the Treasury sector, and investors'
of 7/31/00:              concerns over credit quality caused the sector to
$39 million              underperform Treasury issues.

                    o In an unstable environment, the fund benefited from a focus on liquid, higher-quality issues. Management has also found opportunities in the telecommunications, media, and energy sectors.

                    o As of the close of the period, the fund's net annualized 30-day SEC yield stood at 7.35%.

Letter from the Fund's President
--------------------------------------------------------------------------------
Dear Shareholders,

         During the second half of the 1990s, the strong performance of the U.S. stock market dimmed the attractiveness of bonds' steady returns. As investors watched the Nasdaq index surpass new milestones on what seemed to be a monthly basis, the temptation to jump into technology stocks was sometimes irresistible. But as the events of 2000 demonstrated, bonds still hold an important place in investors' portfolios. In a period in which stocks experienced significant volatility and actually lost ground (as measured by the S&P 500 Index), most diversified bond portfolios produced positive returns. More notably, bonds also provided added stability to the portfolios of investors who maintained a diversified approach during the stock market's winter rally.

We believe that the lesson of this year is that no matter what is taking place in the financial markets, it is essential for investors to stay focused on their goals, and ensure that their investments are appropriately suited for their needs. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stocks, small-caps, fixed income, and money market funds. As a shareholder of Scudder Corporate Bond Fund, you already hold an important element of a diversified portfolio. The fund's management team seeks to provide attractive monthly income by investing in a diversified portfolio of corporate issues of varying maturities. This approach helped the fund to beat the average return of funds in its category (as calculated by Lipper Analytical Services)^1 for the twelve-month period ended July 31. For more information on where the fund's portfolio managers have found opportunities in the bond market, please turn to the Portfolio Management Discussion beginning on page 9.

Thank you for your continued investment in Scudder Corporate Bond Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder Corporate Bond Fund

^1      Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended July 31, 2000 Scudder Corporate Bond Fund's Lipper ranking was 52 out of 138 funds for the one-year period. Past performance is no guarantee of future results.

Performance Update
--------------------------------------------------------------------------------
                                                                   July 31, 2000

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                 Lehman Brothers Corporate
         Scudder Corporate Bond Fund              Intermediate Bond Index*

                   10000                                   10000
                   10178                                   10217
                   10553                                   10423
                   10472                                   10382
                   10252                                   10224
                   10337                                   10403
                   10340                                   10347
                   10487                                   10459
                   10767                                   10787


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                             Total Return
                                Growth of                              Average
Period ended 7/31/2000          $10,000             Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Corporate Bond Fund
--------------------------------------------------------------------------------
1 year                         $  10,503              5.03%              5.03%
--------------------------------------------------------------------------------
Life of Fund**                 $  10,767              7.67%              3.93%
--------------------------------------------------------------------------------
Lehman Brothers Corporate Intermediate Bond Index*
--------------------------------------------------------------------------------
1 year                         $  10,550              5.50%              5.50%
--------------------------------------------------------------------------------
Life of Fund**                 $  10,787              7.87%              4.03%
--------------------------------------------------------------------------------

* The Lehman Brothers Corporate Intermediate Bond Index is a subset of the companies in the Lehman Brothers Corporate Bond Index with maturities of less than 10 years, calculated on a total return basis. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on August 31, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER CORPORATE BOND FUND TOTAL RETURN (%) AND LEHMAN BROTHERS CORPORATE INTERMEDIATE INDEX TOTAL RETURN (%)

BAR CHART DATA:

                          Yearly periods ended July 31

                                   1999**          2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                         2.52            5.03
--------------------------------------------------------------------------------
Index Total
Return (%)                         2.24            5.50
--------------------------------------------------------------------------------
Net Asset Value ($)               11.49           11.23
--------------------------------------------------------------------------------
Income
Dividends ($)                       .77             .81
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                   .05              --
--------------------------------------------------------------------------------

* The Lehman Brothers Corporate Intermediate Bond Index is a subset of the companies in the Lehman Brothers Corporate Bond Index with maturities of less than 10 years, calculated on a total return basis. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

**   The Fund commenced operations on August 31, 1998.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

                                                                 Management took
                                                         advantage of the fund's
                                                         ability to diversify to
                                                         reduce its weighting in
                                                            corporates, a sector
                                                             that underperformed
                                                              during the period.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Corporate Bonds             55%
    Cash Equivalents            14%
    U.S. Government Agency
    Pass-Thrus                  14%
    U.S. Treasury Obligations   13%
    Foreign Bonds --
    U.S.$ Denominated            3%
    Asset Backed                 1%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

                                                          The fund's position in
                                                               government issues
                                                           increased from 28% of
                                                                net assets as of
                                                               January 31, 2000.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    U.S. Government Agencies &
    Treasury Obligations        41%
    AAA*                         3%
    AA                           9%
    A                           16%
    BBB                         18%
    BB                           8%
    B                            5%
------------------------------------
                               100%
------------------------------------

*   Category includes cash
    equivalents

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

                                                          Management reduced the
                                                             fund's weighting in
                                                        intermediate-term bonds,
                                                        in favor of shorter-term
                                                           issues and those with
                                                         maturities of ten years
                                                                        or more.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1 year            14%
    1 < 5 years                 23%
    5 < 8 years                 20%
    8 < 10 years                27%
    Greater than 10 years       16%
------------------------------------
                               100%
------------------------------------

*   Weighted average effective
    maturity: 8.9 years



For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   July 31, 2000

In the following interview, portfolio manager Robert S. Cessine discusses Scudder Corporate Bond Fund's strategy and the market environment in the six-month period ended July 31, 2000.

Q: Corporate bonds provided spotty returns during the early stages of the reporting period. What factors are influencing the sector's performance?

A: The inversion of the Treasury curve proved to be a negative for the relative performance of non-government issues, at the same time short-term interest rates were rising and market participants' concerns over credit quality dampened the sector's returns on an absolute basis. In general, shorter-duration corporate bonds (or those with less interest rate sensitivity) beat longer-duration corporates; high quality bonds outperformed those of lesser quality; and liquid issues bested non-liquid issues. The fund was positioned to take advantage of these disparities, which proved helpful to performance.

The most important cause for corporates' underperformance in relation to government issues was the disruption of the Treasury yield curve. Long-term government bonds were boosted by the Treasury's buyback program, which is designed to reduce outstanding debt by curtailing issuance and taking existing bonds off investors' hands. Seeing the potential for a significant reduction in supply, investors moved into longer-term issues (where the Treasury was focusing its buyback efforts), driving up prices and sending yields plummeting. At the same time, however, shorter-term bonds across all sectors were experiencing the pressure associated with the Federal Reserve's interest rate increases. At the start of 2000, the Federal Funds rate stood at 5.50%. But the combination of continued strong growth, a shrinking pool of available workers, rising energy prices, and a roaring stock market compelled the Fed to take aggressive action to slow growth to a more manageable pace. Consequently, interest rates were boosted by a quarter-point on February 2 and March 21, and by a half-point on May 16. These rate hikes exerted pressure on shorter-term bonds over most of the period, causing what is known as an "inverted yield curve." Ordinarily, long-term bonds carry higher yields than short-term issues in order to compensate investors for tying up their money over a longer period. In a state of inversion, however, shorter-term bonds carry higher yields than longer-term issues. This dynamic proved harmful to the corporate sector because as the yields on longer Treasuries fell, inverting the yield curve, corporate yields did not follow suit. This caused corporate issues to underperform relative to Treasuries.

Q: After struggling through the early part of the year, corporates rebounded in June and July. What happened?

A: During the latter part of the reporting period, a series of economic reports suggested that -- contrary to expectations -- growth in the U.S. was beginning to slow. Although it remains to be seen whether the initial cooling of the economy is just a breather or the beginning of a long-term trend, the bond market reacted positively because the likelihood of aggressive Fed action became more remote. This notion was reinforced when the Fed opted to leave interest rates unchanged at its June 28 meeting. The improvement in the interest rate outlook -- as well as a flattening of the yield curve from its state of extreme inversion -- helped provide a lift to corporate bonds. In addition, the technical picture for corporates improved somewhat, as inflows into mutual funds turned positive and the new issue calendar showed signs of reviving.

Q: How did the fund perform during the reporting period?

A: During the six months ended July 31, 2000, Scudder Corporate Bond returned 4.13% compared to the 4.26% return of its benchmark, the Lehman Brothers Corporate Intermediate Bond Index. According to Lipper Analytical Services, the fund also beat the average return of funds in its peer group -- Corporate Debt Funds BBB Rated -- over both the six-month and one-year periods ended July 31. As of the close of the period, the fund's net annualized 30-day SEC yield stood at 7.35%, down from 8.11% on January 31.

Q: How is the portfolio positioned in terms of its sector weightings?

A: We continue to focus on liquid, higher-quality corporate issues. Over a third of this position is in high-yield debt, with a concentration in stronger credits that are rated just below investment grade. The benefit of investing in this area is that we not only receive a favorable trade-off of risk and return, but the portfolio is exposed to the potential upside that would result from an issuer being upgraded to an investment grade rating. Overall, however, we have increased the credit quality of the portfolio since the last report was issued on January 31. The fund's position in bonds rated B through BBB has declined from 41% of net assets to 31%. At the same time, the fund's weighting in U.S. Government agencies and Treasury obligations has increased from 28% of net assets to 41%. In a period in which bond market disruptions prompted investors to gravitate to higher-quality issues, the fund's positioning proved beneficial to performance.

From a sector standpoint, the fund is overweighted in bonds issued by companies in the telecommunications, media, and energy groups, where we see the possibility for the most impressive earnings results. The portfolio is also underweight in utilities and overweight in financials, a combination that proved beneficial to performance. On the downside, the fund's telecom position offered more of a mixed performance due to doubts about the earnings outlook for many companies in the sector.

Q: What has been your target duration during the period?

A: The fund's duration (or interest rate sensitivity) has been neutral to that of its benchmark -- at a level of approximately 43/4 to 51/4 years -- for the better part of the past six months. We have achieved this positioning by concentrating fund holdings in both long- and short-term bonds at the expense of intermediate-term issues, a positioning known as a "barbell strategy." This strategy is distinct from the approach we outlined in the last report, at which time we held a higher weighting in intermediate-term issues. The basis for this change was that amid a period of yield curve inversion, we believed that the fund would be better positioned by having exposure to longer-term issues.

Q: What is your outlook for the bond market from here?

A: Looking ahead, we believe that the bond market will remain on hold for the near-term until investors gain a better sense of whether the economy is indeed slowing enough to limit the Fed to -- at most -- one more interest rate hike between now and the end of the year. We continue to feel that fixed income investors will remain highly sensitive to short-term stimuli such as economic reports and comments from the Fed, until there has been a confirmation that the tightening cycle is indeed over. In addition, investors will be closely watching the upcoming elections, since an end to the split government (in which Congress and the White House are controlled by different parties) could put the sustainability of the budget surplus into question. Despite these short-term factors, we believe that the investment backdrop will remain supported by sound economic growth, robust corporate profits, positive sector fundamentals, and attractive valuations.

Given the unsettled nature of the current market environment, we believe that it is wise to maintain a high level of diversification among liquid, higher-quality issues across a wide variety of sectors. We will also continue to use our extensive research and trading capabilities to capitalize on pricing exaggerations in the bond market. Finally, we will be alert for opportunities to diversify the fund's holdings into attractively valued areas outside of the corporate sector. We feel that this approach will enable the fund to produce favorable risk-adjusted returns as we move through the second half of the year.

Investment Portfolio                                 as of July 31, 2000 (Unaudited)
---------------------------------------------------------------------------------------
                                                               Principal
                                                                Amount ($)     Value ($)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Repurchase Agreements 13.7%
---------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.53%, to be
    repurchased at $5,357,972 on 8/1/2000*                                  -----------
    (Cost $5,357,000) ........................................   5,357,000   5,357,000
                                                                            -----------
---------------------------------------------------------------------------------------
U.S. Treasury Obligations 12.6%
---------------------------------------------------------------------------------------

 U.S. Treasury Bond:
    6.5%, 2/15/2010 ..........................................      70,000      72,308
    6.125%, 8/15/2029 ........................................   3,600,000   3,705,192
    6.25%, 5/15/2030 .........................................   1,060,000   1,129,229

---------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $4,672,091)                            4,906,729
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Government National Mortgage Association 2.3%
---------------------------------------------------------------------------------------

 Government National Mortgage Association
    Pass-thru:
      6.5% with various maturities to 2/15/2028 ..............     324,999     308,546
      7% with various maturities to 4/15/2029 ................     300,030     291,639
      8% with various maturities to 12/1/2029 ................     300,030     302,562
---------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $905,145)                 902,747
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 11.7%
---------------------------------------------------------------------------------------

 Federal National Mortgage Association:
    6.5% with various maturities to 9/1/2029 .................   2,759,938   2,608,916
    7% with various maturities to 8/1/2029 ...................   1,374,938   1,354,236
    7.5% with various maturities to 1/1/2030 .................     300,000     295,734
    8.% with various maturities to 1/1/2030 ..................     300,000     300,984

---------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $4,644,083)                    4,559,870
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 3.4%
---------------------------------------------------------------------------------------

 PacifiCorp Australia LLC, 6.15%, 1/15/2008 ..................   1,000,000     921,940
 Repsol International Finance, 7.45%, 7/15/2005 ..............     400,000     400,112

---------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $1,396,050)                   1,322,052
---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed 1.3%
--------------------------------------------------------------------------------

 Automobile Receivables
 First Security Auto Owner Trust, Series 1999-2 A3,                    ---------
    6%, 10/15/2003 (Cost $500,000) .....................     500,000     496,328
                                                                       ---------
--------------------------------------------------------------------------------
Corporate Bonds 55.0%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.1%
 Federated Department Stores, 8.5%, 6/15/2003 ..........     500,000     500,165
 MGM Grand Inc., 9.75%, 6/1/2007 .......................     175,000     179,813
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 ......     100,000     100,017
 Tricon Global Restaurants, 7.65%, 5/15/2008 ...........     450,000     409,622
                                                                       ---------
                                                                       1,189,617
                                                                       ---------
 Consumer Staples 4.7%
 Bass North America Inc., 6.625%, 3/1/2003 .............     500,000     487,025
 Safeway Inc., 7.25%, 9/15/2004 ........................     375,000     369,353
 The Great Atlantic & Pacific Tea Co., Inc., 7.7%,
    1/15/2004 ..........................................   1,000,000     957,900
                                                                       ---------
                                                                       1,814,278
                                                                       ---------
 Communications 5.5%
 Deutsch Telekom, 7.75%, 6/15/2005 .....................     375,000     376,463
 Intermedia Communications, Inc., Series B,
    8.875%, 11/1/2007 ..................................     250,000     201,250
 Level 3 Communications Inc., 9.125%, 5/1/2008 .........     250,000     215,000
 McLeodUSA Inc., 8.125%, 2/15/2009 .....................     500,000     448,750
 Nextel Communications, 9.375%, 11/15/2009 .............     250,000     241,250
 Qwest Communications International, 7.5%, 11/1/2008 ...     300,000
                                                                         292,956
 Sprint Capital Corp., 6.125%, 11/15/2008 ..............     425,000     379,185
                                                                       ---------
                                                                       2,154,854
                                                                       ---------
 Financial 15.8%
 Bank of America Corp., 7.8%, 2/15/2010 ................     425,000     424,358
 Bank United Capital Trust, Series B, 10.25%, 12/31/2026     250,000
                                                                         207,500
 BankBoston NA, 6.375%, 4/15/2008 ......................     275,000     252,711
 Bell Atlantic Financial Services, 7.6%, 3/15/2007 .....     300,000     301,743
 Capital One Bank, 8.25%, 6/15/2005 ....................     275,000     275,017
 Chase Manhattan Corp., 5.75%, 4/15/2004 ...............     750,000     706,883
 Firststar Bank, 7.125%, 12/1/2009 .....................     200,000     192,006
 Ford Motor Credit Co., 7.375%, 10/28/2009 .............     725,000     700,611
 General Electric Capital Corp., 7%, 2/3/2003 ..........     425,000     424,894
 General Motors Acceptance Corp., 6.15%, 4/5/2007 ......     150,000     137,352

    The accompanying notes are an integral part of the financial statements.

                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

Goldman Sachs Group, Inc., 7.8%, 1/28/2010 .........     425,000     423,253
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ...........     400,000     358,204
National Westminster Bank, 7.375%, 10/1/2009 .......     200,000     195,216
PNC Funding Corp., 7%, 9/1/2004 ....................     200,000     194,282
Prudential Insurance Co., 6.375%, 7/23/2006 ........   1,000,000     925,990
Wells Fargo & Company, 7.55%, 6/21/2010 ............     450,000     448,502
                                                                  --------------
                                                                   6,168,522
                                                                  --------------
Media 10.6%
AMFM, Inc., 8%, 11/1/2008 ..........................     500,000     505,000
British Sky Broadcasting PLC, 6.875%, 2/23/2009 ....     400,000     338,620
Cablevision Systems Corp., 7.875%, 12/15/2007 ......     475,000     456,000
Charter Communications Holdings LLC, 8.25%, 4/1/2007     500,000     440,000
Liberty Media Group, 7.875%, 7/15/2009 .............     150,000     146,091
News America Holdings, Inc., 9.25%, 2/1/2013 .......     500,000     541,965
Outdoor Systems, Inc., 8.875%, 6/15/2007 ...........     250,000     255,000
TCI-Communications, Inc., 8%, 8/1/2005 .............   1,000,000   1,020,440
Time Warner, Inc., 9.125%, 1/15/2013 ...............     400,000     440,376
                                                                  --------------
                                                                   4,143,492
                                                                  --------------
Durables 1.9%
Daimler-Chrysler NA Holdings, 7.375%, 9/15/2006 ....     500,000     485,870
Lear Corp, 7.96%, 5/15/2005 ........................     250,000     238,644
                                                                  --------------
                                                                     724,514
                                                                  --------------
Manufacturing 1.1%
International Paper Co., 8.125%, 7/8/2005 ..........     425,000     430,491
                                                                  --------------

Energy 7.4%
Barrett Resources Corp., 7.55%, 2/1/2007 ...........     300,000     278,400
Conoco, Inc., 6.35%, 4/15/2009 .....................     425,000     397,150
Duke Energy Corp., 10%, 8/15/2001 ..................     500,000     511,420
Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 .     500,000     451,035
Petroleum Geo-Services, 7.5%, 3/31/2007 ............     250,000     239,860
Phillips Petroleum, 8.75%, 5/25/2010 ...............     425,000     451,869
Pioneer Natural Resources, 6.5%, 1/15/2008 .........     100,000      86,438
Pioneer Natural Resources, 9.625%, 4/1/2010 ........     300,000     312,000
Williams Gas Pipeline Center, 7.375%, 11/15/2006 ...     150,000     146,408
                                                                  --------------
                                                                   2,874,580
                                                                  --------------
Transportation 0.2%
Delta Air Lines, 7.9%, 12/15/2009 ..................     100,000      94,798
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

 Utilities 4.7%
 Alabama Power Co., 7.125%, 8/15/2004 ....................      500,000      494,795
 Cleveland Electric Illumination Co., 7.67%, 7/1/2004 ....      600,000
                                                                             592,230
 Detroit Edison Co., 7.5%, 2/1/2005 ......................      375,000      374,055
 Niagara Mohawk Power Corp., 6.625%, 7/1/2005 ............      400,000      381,788
                                                                          ----------
                                                                           1,842,868
                                                                          ----------
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $22,098,182)                                  21,438,014
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $39,572,551) (a)               38,982,740
------------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $39,572,551. At July 31, 2000, net unrealized depreciation for all investment securities based on tax cost was $589,811. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $336,813 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $926,624.

     Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (including repurchase
   agreements of $5,357,000) (cost $39,572,551) ............   $ 38,982,740
Cash .......................................................            190
Receivable for investments sold ............................        383,555
Interest receivable ........................................        594,293
Receivable for Fund shares sold ............................         17,804
Due from Adviser ...........................................        196,085
                                                               ------------
Total assets ...............................................     40,174,667

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ..........................        860,619
Dividends payable ..........................................         27,950
Payable for Fund shares redeemed ...........................         30,709
Accrued Trustees' fees and expenses ........................         30,118
Other accrued expenses and payables ........................         56,646
                                                               ------------
Total liabilities ..........................................      1,006,042
--------------------------------------------------------------------------------
Net assets, at value                                           $ 39,168,625
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment
   income ..................................................           (246)
Net unrealized appreciation (depreciation) on investments ..       (589,811)
Accumulated net realized gain (loss) .......................     (2,164,063)
Paid-in capital ............................................     41,922,745
--------------------------------------------------------------------------------
Net assets, at value                                           $ 39,168,625
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share
   ($39,168,625 / 3,489,020 outstanding shares of beneficial
   interest, $.01 par value,unlimited number of shares         ------------
   authorized) .............................................    $     11.23
                                                               ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 1,486,997
                                                                  -----------
Expenses:
Management fee ................................................       135,051
Services to shareholders ......................................       192,172
Custodian and accounting fees .................................        21,526
Auditing ......................................................         8,437
Legal .........................................................         3,276
Trustees' fees and expenses ...................................        33,071
Reports to shareholders .......................................         7,098
Registration fees .............................................        19,292
Other .........................................................         3,458
                                                                  -----------
Total expenses, before expense reductions .....................       423,381
Expense reductions ............................................      (414,487)
                                                                  -----------
Total expenses, after expense reductions ......................         8,894
--------------------------------------------------------------------------------
Net investment income                                               1,478,103
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................      (795,059)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................       981,898
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            186,839
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  1,664,942
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                      Six Months
                                                    Ended July 31,     Year Ended
                                                         2000          January 31,
Increase (Decrease) in Net Assets                     (Unaudited)         2000
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  1,478,103    $  2,771,356
Net realized gain (loss) on investment transactions       (795,059)     (1,369,004)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......        981,898      (2,191,253)
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
   from operations ................................      1,664,942        (788,901)
                                                      ------------    ------------
Distributions to shareholders from:
Net investment income .............................     (1,503,860)     (2,770,256)
                                                      ------------    ------------
Net realized gains ................................           --           (63,549)
                                                      ------------    ------------
Fund share transactions:
Proceeds from shares sold .........................      4,562,058      16,709,082
Reinvestment of distributions .....................      1,326,730       2,511,399
Cost of shares redeemed ...........................     (7,080,178)    (12,114,708)
                                                      ------------    ------------
Net increase (decrease) in net assets from Fund ...     (1,191,390)      7,105,773
   share transactions
                                                      ------------    ------------
Increase (decrease) in net assets .................     (1,030,308)      3,483,067
Net assets at beginning of period .................     40,198,933      36,715,866
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $246 and undistributed net investment
   income of $25,511) .............................   $ 39,168,625    $ 40,198,933

Other Information
------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      3,597,134       2,991,753
                                                      ------------    ------------
Shares sold .......................................        405,448       1,433,580
Shares issued to shareholders in reinvestment of
   distributions ..................................        118,668         217,346
Shares redeemed ...................................       (632,230)     (1,045,545)
                                                      ------------    ------------
Net increase (decrease) in Fund shares ............       (108,114)        605,381
Shares outstanding at end of period ...............      3,489,020       3,597,134

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                                          2000(a)  2000(b)  1999(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                     $11.18    $12.27  $12.00
                                                         ---------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                                     .40       .82     .36
------------------------------------------------------------------------------------
  Net realized and unrealized gain on investment
  transactions                                              .05     (1.07)    .30
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total from investment operations                          .45      (.25)    .66
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                    (.40)     (.82)   (.36)
------------------------------------------------------------------------------------
  Net realized gains on investment transactions              --      (.02)   (.03)
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total distributions                                      (.40)     (.84)   (.39)
------------------------------------------------------------------------------------
Net asset value, end of period                           $11.23    $11.18  $12.27
                                                         ---------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)                                       4.13**   (2.01)   5.53**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       39        40      37
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            2.00(e)*  2.04    2.55*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              .02(e)*  0.00    0.00*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                         7.14*     7.11    6.96*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 279*      104      97*
------------------------------------------------------------------------------------

(a)  For the six months ended July 31, 2000 (Unaudited).

(b)  For the year ended January 31, 2000.

(c) For the period August 31, 1998 (commencement of operations) to January 31, 1999.

(d)  Total returns would have been lower had expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.96% and 0.00%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Corporate Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company and is organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $425,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008, the expiration date, whichever occurs first.

In addition, from November 1, 1999 through January 31, 2000, the Fund incurred approximately $909,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $26,706,842 and $27,591,058, respectively. Purchases and sales of U.S. Government obligations aggregated $24,596,734 and $28,602,402, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65%. The Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all of their fees payable by the Fund until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 0.00% of average daily net assets. Effective May 1, 2000, expenses are capped, by contract, at 1.25% through April 30, 2001. Additionally, the Adviser has agreed to cap expenses voluntarily at 0.00% through July 31, 2000. For the six months ended July 31, 2000 the Adviser did not impose any portion of its management fee amounting to $135,051. Further, the Fund's reimbursement due from the Adviser for the six months ended July 31, 2000 amounted to $187,193.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended July 31, 2000, SSC did not impose any of its fees amounting to $12,697.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended July 31, 2000, STC did not incur any fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended July 31, 2000, SFAC did not impose any of its fees amounting to $18,750.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended July 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $175,812.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended July 31, 2000, the Trustees' fees and expenses of the Fund not imposed aggregated $15,287. In addition, a one-time fee of $17,784 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $8,892 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $232 and $708, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Income Fund, pursuant to which Scudder Income Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for redesignated shares ("Class S") of the Scudder Income Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund was held on July 13, 2000, and the Reorganization was approved.

As a result of the Reorganization, each shareholder of the Scudder Corporate Bond Fund will become a shareholder of the Class S shares of the Scudder Income Fund and would hold, immediately after the closing of the

Reorganization (the "Closing"), that number of full and fractional voting shares of the Class S shares of the Scudder Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the fourth quarter of 2000, subject to receipt of required regulatory approval.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholder s (the "Meeting") of Scudder Corporate Bond Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.   To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                            3,199,848             8,809

   Linda C. Coughlin                               3,199,917             8,739

   Dawn-Marie Driscoll                             3,199,917             8,739

   Edgar R. Fiedler                                3,199,917             8,739

   Keith R. Fox                                    3,199,917             8,739

   Joan E. Spero                                   3,199,917             8,739

   Jean Gleason Stromberg                          3,199,917             8,739

   Jean C. Tempel                                  3,199,917             8,739

   Steven Zaleznick                                3,199,917             8,739
--------------------------------------------------------------------------------


2. To approve an Agreement and Plan of Reorganization for the fund whereby all or substantially all of the assets and liabilities of the fund would be acquired by Scudder Income Fund in exchange for shares of Class S of Scudder Income Fund.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      3,085,644              15,256               8,609               99,147
--------------------------------------------------------------------------------

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      3,207,414               167                 1,076                  0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Robert S. Cessine*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Gary A. Langbaum*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Harry E. Resis*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary



 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       28

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.